EXHIBIT 10.2
                                                                    ------------

[*** Confidential Treatment Requested. Confidential portions of this agreement have been redacted and have been separately filed with the Commission]



                  MASTER PRODUCT LICENSE AND SERVICES AGREEMENT
                                     BETWEEN

                             SMARTSERV ONLINE, INC.
                                       AND

             SALOMON SMITH BARNEY INC. TO BE KNOWN IN THE FUTURE AS

                         CITIGROUP CAPITAL MARKETS INC.

This Master Product License and Services Agreement ("MPLSA"), dated and effective as of November 1, 2001 (the "Effective Date"), together with any schedules, exhibits and statements of work attached hereto, all of which are incorporated herein by this reference (collectively, the "Agreement"), are between SmartServ Online, Inc. ("SMARTSERV"), a Delaware corporation with a place of business at One Station Place, Stamford, Connecticut 06902, and Salomon Smith Barney Inc. to be known in the future as Citigroup Capital Markets Inc. (of which Citigroup Inc. is the parent company), with offices at 388 Greenwich Street, New York, NY 10013 ("CUSTOMER").

RECITALS.
---------

SmartServ is a web and wireless applications provider of technologies and services that enable wireless data communications and transactions; and

Customer is interested in obtaining licenses for Products and using the Services of SmartServ in order to offer its Authorized Users the ability to access certain data and/or execute certain transactions by using wireless devices; and

SmartServ is willing to license those Products and offer the Services requested by Customer, as more specifically described herein.

In consideration of the mutual promises, conditions and covenants set forth herein, and in return for good and valuable consideration, the receipt and sufficiency of which are hereby specifically acknowledged, SmartServ and Customer hereby agree as follows:

1.   DEFINITIONS.
     ------------

"AFFILIATED ENTITY OF CUSTOMER" means any company that controls, is controlled by, or is under common control with Salomon Smith Barney Inc. or Citigroup Inc. or either of their successor entities.

"AFFILIATED ENTITY OF SMARTSERV" means any company that controls, is controlled by or in under common control with SmartServ Online, Inc.

"AUTHORIZED USERS," means Customer's registered users who are authorized to use the Products as specified in the applicable Product Schedule.

"CUSTOMER" means Salomon Smith Barney Inc., its employees, and Affiliated Entities.

"CUSTOMER CONTENT" means the materials, data and/or information provided by Customer for use with the Products, including but not limited to, Customer research reports.

"DOCUMENTATION" means the user, technical and system administrator manuals and documentation, if any, that SmartServ generally makes available to its customers for use with the Products identified in the applicable Product Schedule.

"OTHER CONTENT" means the content other than SmartServ Content or Customer Content, provided pursuant to this MPLSA and/or any applicable Schedule including, without limitation, any news stories, stock quotes or other information provided by a third party.

"PRODUCTS" means: (a) the products identified in the applicable Product Schedule; (b) the Documentation, if any; and (c) any enhancements to the Products identified in the applicable Product Schedule.

"SCHEDULE" means Product Schedule, Hosting Schedule, Services Schedule, or other Schedule executed by the Parties in connection with the provision of Services or Products hereunder.

"SERVICES" means all of the services described in the applicable Services Schedule.

"SMARTSERV CONTENT" includes any images, photographs, animations, video, audio, music, text and "applets" incorporated into the Products and/or Services, other than that which SmartServ agrees is developed for Customer.

2.   ORDERING PRODUCTS AND SERVICES.
     -------------------------------

     2.1 PRODUCTS. Each Product shall be ordered pursuant to an applicable product schedule (each a "Product Schedule A-" and its successors).

     2.2 PROFESSIONAL SERVICES. Any custom development, implementation, integration, consulting or other professional services to be provided by SmartServ shall be provided to Customer only in accordance with the terms set forth in the applicable professional services schedule (each a "Professional Services Schedule B-" and its successors).

     2.3 CUSTOMER SUPPORT SERVICES. Any Customer support to be provided by SmartServ shall be provided to Customer only in accordance with the terms set forth in the applicable support schedule (each a "Support Schedule C-" and its successors).


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

     2.4 HOSTING SERVICES. Any hosting services to be provided by SmartServ shall be provided to Customer only in accordance with the terms set forth in the applicable hosting schedule (each a "Hosting Schedule D-"and its successors).

     2.5 TRAINING. Any training to be provided by SmartServ shall be provided to Customer only in accordance with the terms set forth in the applicable training schedule ("Product Schedule A-" and its successors).

     2.6 SCHEDULES. Each Schedule shall refer specifically to this MPLSA and the MPLSA number set forth above, and shall be accepted by the parties only when signed by an authorized representative of both parties. In the event of any conflict between the terms and conditions of the MPLSA and the those of a Schedule, the terms and conditions of the applicable Schedule shall prevail to the extent such terms are inconsistent with or supplement the MPLSA.

3.   TERM.
     -----

     3.1 TERM OF AGREEMENT. This MPLSA shall commence on the Effective Date and shall remain in effect for three (3) years thereafter unless terminated earlier in accordance with the terms of this MPLSA.

     3.2 TERM OF SCHEDULES. The term of each Schedule shall be as specified therein; provided, however, that in no event shall the term of any Schedule extend beyond the term of this MPLSA. Each Schedule may have a different specified duration and may be terminated only in accordance with its respective terms or the terms of this MPLSA.

4.   LICENSE.

     4.1 LICENSE GRANT. Subject to the terms of this MPLSA and the applicable Product Schedule, SmartServ grants Customer a nonexclusive, nontransferable, limited-term license to use the Products for access and use solely by Customer and its Authorized Users in accordance with the terms of the applicable Product Schedule. The term of the license granted under this Section shall be coterminous with the term of the applicable Product Schedule, unless the Parties specifically agree otherwise in the applicable Product Schedule.

     4.2 RESTRICTIONS. Except as otherwise specifically permitted in the applicable Product Schedule, Customer and/or its Authorized Users shall not: (a) sell, lease or sublicense any Product, or any part thereof; (b) modify, alter, translate, create derivative works from, reverse engineer, disassemble or decompile any Product in any way for any reason; or (c) copy or reproduce all or any part of the Product. Customer and/or its Authorized Users shall not, under any circumstances whatsoever: (d) engage in any fraudulent, illegal, unauthorized or improper use of the Product; (e) introduce into or transmit through the Product, any virus, worm, back door, timer, clock or counter; (f) remove, obscure or alter any copyright notice, trademarks or other proprietary notices affixed to or contained within the Product; or (g) engage in or allow any action that is inconsistent with the terms and conditions of the Agreement.

5.   OBLIGATION TO PAY FEES; PAYMENT TERMS.
     --------------------------------------

Customer shall pay to SmartServ the undisputed fees and charges set forth in the applicable Schedule within thirty (30) calendar days following Customer's receipt of SmartServ's invoice, unless alternate payment terms are otherwise specified in the applicable Schedule. Customer shall be responsible for all applicable federal, state and local taxes, tariffs and duties, imposed in connection with Customer's payment obligations under the Agreement, or shall provide SmartServ a certificate of exemption from such taxes. Upon thirty (30) days written notice from SmartServ to Customer of Customer's failure to pay any charges or fees incurred, SmartServ shall have the right to suspend the Product license(s), the Services and/or Customer's rights under this MPLSA and any applicable Schedules until full payment is made to SmartServ.

6.   AUDIT RIGHTS.
     -------------

During the term of the Agreement and for a period of ten (10) days following termination for any reason of the Agreement, SmartServ shall have the right, upon reasonable prior written notice to Customer and during Customer's normal working hours, to audit Customer's use of the Product and/or Services to verify Customer's compliance with the MPLSA and any applicable Schedule. Customer shall cooperate fully with such audit and shall not interfere with, nor delay SmartServ's execution of such audit. In the event the audit shows any use by Customer in excess of the number of Authorized Users of the Product and/or Services as set forth in the applicable Schedule, Customer must pay the fees and charges due in accordance with the findings of such audit. During the term of the Agreement and for a period of ten (10) days following termination for any reason of the Agreement, Customer shall have the right, upon reasonable prior written notice to SmartServ and during SmartServ's normal working hours, to audit and verify SmartServ's compliance with the MPLSA and any applicable Schedule.

7.   LIMITED WARRANTIES; EXCLUSIVE REMEDIES; DISCLAIMERS.
     ----------------------------------------------------

     7.1 CUSTOMER WARRANTIES. Customer represents and warrants to SmartServ that:

          7.1.1 Customer has the authority, rights and ability necessary for it to enter into the Agreement and perform its obligations under the Agreement without restrictions or prohibitions, including, but not limited to, Customer's prior contractual obligations;

          7.1.2 Customer and/or its Authorized Users will use the SmartServ Products and Services only in accordance with the terms of the Agreement;

          7.1.3 Customer has the right to provide the Customer Content to SmartServ and to Customer's Authorized Users for use in accordance with the terms of the Agreement;

          7.1.4 Customer Content does not misappropriate or infringe upon the intellectual property rights of any third party; and

          7.1.5 Customer and its Authorized Users shall comply with all applicable country, federal, state and local laws, all applicable rules and regulations of any governmental or judicial authority, and all applicable exchange rules and contract terms.

     7.2  SMARTSERV WARRANTIES. SmartServ represents and warrants that:

          7.2.1 SmartServ has all rights necessary to provide any and all Products, Documentation, SmartServ Content and Other Content, specifications and other materials to Customer and to perform the Services as specified in the Agreement and warrants that such Products, Documentation, specifications and Services are free of all liens, claims, encumbrances and other restrictions;

          7.2.2 the Products, Documentation, specifications and Services furnished by SmartServ and Customer's use of the same hereunder do not violate or infringe the rights of any third party or the laws or regulations of any governmental or judicial authority;

          7.2.3 Customer's use of the Products, Documentation, specifications and Services hereunder shall not be adversely affected, interrupted or disturbed by SmartServ or any entity asserting a claim under or through SmartServ, in any way not provided for or contemplated by the Agreement;

          7.2.4 the  Documentation  and other  materials  provided by  SmartServ
          hereunder  shall  accurately   describe  the  Product(s)  provided  to
          Customer hereunder.

          7.2.5 After Customer has notified SmartServ of its acceptance of any Product(s) pursuant to the acceptance criteria, if any, in the specifications, Documentation or the statement of work, and the applicable Services and/or Product Schedule, SmartServ shall correct and repair any malfunction, defect or nonconformity which prevents the Product(s) from performing in accordance with the provisions of the applicable specifications or statement of work, at no additional charge, in accordance with the maintenance and cure provisions set forth in this MPLSA and/or any applicable Schedule;

          7.2.6 SmartServ will perform the Services required under the Agreement in a high-quality, professional and workmanlike manner by qualified and skilled personnel. In performing Services at Customer's locations, SmartServ personnel will use best efforts to minimize any disruption to Customer's normal business operations;

          7.2.7 SmartServ has the authority, rights and ability necessary for it to enter into the Agreement and perform its obligations under the Agreement without restrictions or prohibitions, including, but not limited to, SmartServ's prior contractual obligations;

          7.2.8 SmartServ has the right to provide the SmartServ Content or Other Content, as applicable, to Customer;

          7.2.9 SmartServ Content does not misappropriate or infringe upon the intellectual property rights of any third party. In addition, to the best of SmartServ's knowledge the Other Content does not misappropriate or infringe upon the intellectual property rights of any third party;

          7.2.10 SmartServ shall accurately transmit and represent all Customer Content, SmartServ Content, and/or Other Content, as applicable, and shall not alter any Customer Content in any manner not specified by Customer;

          7.2.11 the Products do not contain a "time bomb", disabler, lockup program or device;

          7.2.12 SmartServ shall not distribute, sell or lease the Customer Content, or any part thereof, in any manner except as otherwise specifically permitted by Customer in an applicable Schedule. Neither shall SmartServ modify, alter, translate, create derivative works from, reverse engineer, disassemble or decompile any Customer Content in any way for any reason, except as otherwise specifically permitted by Customer in an applicable Schedule;

          7.2.13  SmartServ  shall  not  engage  in  any  fraudulent,   illegal,
          unauthorized or improper use of the Customer Content;

          7.2.14  SmartServ  shall not  remove,  obscure or alter any  copyright
          notice,   trademarks  or  other  proprietary  notices  affixed  to  or contained within the Customer Content;

          7.2.15 the Product(s) do not contain any virus and/or other harmful elements designed to disrupt the orderly operation of, or impair the integrity of data files resident on, any data processing system used for the operation of the Products or rendering of Services by SmartServ;

          7.2.16 the Product(s) will properly and accurately record, store, process, print, manage and present all calendar dates and data involving or based on calendar dates including leap year recognition without error;

          7.2.17 new versions and/or enhancements to any Product provided to Customer hereunder shall not degrade, impair or otherwise adversely affect the performance or operation of such Product provided hereunder; and

          7.2.18 SmartServ shall comply with all applicable country, federal, state and local laws, all applicable rules and regulations of any governmental or judicial authority and all applicable exchange rules, regulations and contract terms.

     7.3 DISCLAIMER. THE WARRANTIES SET FORTH ABOVE OR IN ANY APPLICABLE SCHEDULE ARE THE PARTIES' ONLY WARRANTIES. THE PARTIES MAKE NO OTHER WARRANTIES EXPRESS OR IMPLIED AND SMARTSERV SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR A PARTICULAR PURPOSE. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE EXCLUSION MAY NOT APPLY TO CUSTOMER. THESE LIMITED WARRANTIES GIVE CUSTOMER SPECIFIC LEGAL RIGHTS, AND CUSTOMER ALSO MAY HAVE OTHER RIGHTS, WHICH VARY BY JURISDICTION. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY SMARTSERV, ITS AGENTS OR REPRESENTATIVES SHALL CREATE A WARRANTY OR INCREASE THE SCOPE OF THE ABOVE LIMITED WARRANTIES. SMARTSERV SHALL HAVE NO LIABILITY FOR ANY DECISIONS OR TRANSACTIONS (INCLUDING, WITHOUT LIMITATION, ANY INVESTMENT DECISIONS PERTAINING TO STOCK TRANSACTIONS) MADE BY CUSTOMER AND/OR ITS AUTHORIZED USERS IN USING THE PRODUCTS, SERVICES, AND/OR CUSTOMER CONTENT. THIS DISCLAIMER IS NOT INTENDED TO DIMINISH SMARTSERV'S OBLIGATION TO PROVIDE ACCURATE INFORMATION PURSUANT TO SECTION 7.2.10 ABOVE. THIS SECTION 7.3 SHALL SURVIVE TERMINATION OF THE AGREEMENT.

     7.4 RELIANCE ON THIRD PARTY PROVIDERS AND LICENSORS. CUSTOMER ACKNOWLEDGES AND AGREES THAT USE OF THE PRODUCTS, SERVICES AND/OR SMARTSERV CONTENT OR OTHER CONTENT MAY BE DEPENDENT UPON THIRD PARTY PROVIDERS AND LICENSORS, INCLUDING, BUT NOT LIMITED TO, TELECOMMUNICATIONS CARRIERS, INTERNET SERVICE PROVIDERS AND LICENSORS OF INFORMATION FEEDS. SMARTSERV SHALL NOT BE RESPONSIBLE OR LIABLE FOR ANY INTERRUPTION IN THE USE OF THE PRODUCTS AND/OR SERVICES, DELAYS OR ERRORS, CAUSED BY ANY TRANSMISSION OR DELIVERY OF THE PRODUCTS, THE CUSTOMER CONTENT, THE SMARTSERV CONTENT OR

     ANY OTHER CONTENT OR INFORMATION, CAUSED BY ANY THIRD PARTIES. THIS SECTION
     7.4 SHALL SURVIVE TERMINATION OF THE AGREEMENT. SMARTSERV WILL REASONABLY COOPERATE WITH SUCH THIRD PARTIES IN RESOLVING ANY INTERRUPTION IN CUSTOMER'S USE OF THE PRODUCTS AND/OR SERVICES.

8.   LIMITATION OF LIABILITY.
     ------------------------

     8.1 LIMITATION UPON TYPES OF RECOVERABLE DAMAGES. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR LOST PROFITS OR FOR SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE AGREEMENT OR THE SUBJECT MATTER HEREOF, REGARDLESS OF THE FORM OF ACTION, WHETHER OR NOT SUCH PARTY HAS BEEN INFORMED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED, THE POSSIBILITY OF SUCH DAMAGES.

     8.2 CAP ON DAMAGES. THE PARTIES' LIABILITY TO EACH OTHER FOR DIRECT DAMAGES, REGARDLESS OF THE FORM OF ACTION, SHALL BE LIMITED TO THE TOTAL AGGREGATE DOLLAR AMOUNT PAID OR THERETOFORE REQUIRED TO HAVE BEEN PAID BY CUSTOMER PURSUANT TO THE AGREEMENT, SUBJECT TO SECTION 8.3 BELOW.

     8.3  EXCLUSIONS.  NO LIMITATION ON EITHER PARTY'S  LIABILITY SHALL APPLY TO
     (a) DAMAGES RESULTING FROM THE GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT OF SUCH PARTY OR INTENTIONAL BREACH OF THE AGREEMENT; (b) DAMAGES ARISING IN RESPECT OF CLAIMS UNDER SECTION 13 "CONFIDENTIALITY" OR
     SECTION 14 "INFRINGEMENT" OF THIS MPLSA; OR (c) CLAIMS FOR PERSONAL INJURY OR PROPERTY DAMAGE CAUSED BY THE NEGLIGENCE OF EITHER PARTY, ITS EMPLOYEES, AGENTS OR SUBCONTRACTORS.

     8.4 SURVIVAL. THIS SECTION 8 SHALL SURVIVE TERMINATION OF THE AGREEMENT.

9.   INTENTIONALLY LEFT BLANK.
     -------------------------

10. SOURCE CODE ESCROW. If requested in writing by Customer, SmartServ shall execute and deliver to Customer an escrow agreement to be attached hereto as a Schedule, on terms and with an escrow agent acceptable to Customer with respect to the delivery of the source code version of the Product and all of its related programming, systems and data base Documentation as regularly updated by SmartServ.

11.  TERMINATION.
     ------------

     11.1 TERMINATION FOR CAUSE. Each party shall have the right to terminate this MPLSA and/or any applicable Schedule if the other party breaches any material term of the Agreement and refuses or fails to cure such breach.

     11.1.1 Notwithstanding the foregoing, SmartServ shall have the right to terminate this MPLSA and/or any applicable Schedule in the event Customer fails to pay any amounts due to SmartServ, provided such failure is not cured within sixty (60) calendar days of Customer's receipt of SmartServ's invoice.

     11.1.2 In the event that any dispute, controversy or claim arises between the parties related to the payment of amounts due by Customer under the Agreement ("Dispute"), the parties agree not to initiate any legal action until the parties have made reasonable efforts to resolve such Dispute. This provision has no effect on either party's ability to seek injunctive relief or other equitable relief whenever the facts or circumstances would permit that party to seek such relief in a court of competent jurisdiction including, without limitation, in the case of a breach of the license restrictions or a party's confidentiality obligations under the Agreement.

     11.1.3 Either party shall have the right to terminate this MPLSA and/or any
     Schedule in the event either party:  (a) suspends its business  activities;
     (b) becomes insolvent, makes an assignment for the benefit of creditors, or becomes subject to direct control of a trustee, receiver or similar authority; or (c) becomes subject to any bankruptcy or insolvency proceeding under federal or state statutes that, if involuntary, has not been dismissed within thirty (30) calendar days.

     11.2 TERMINATION FOR CONVENIENCE. Customer may terminate this MPLSA and/or any applicable Schedule, without cause, upon no less than ninety (90) days' prior written notice to SmartServ, unless otherwise specified in an applicable Schedule.

     11.3 CUSTOMER'S OBLIGATIONS UPON TERMINATION. Upon termination of this MPLSA or any Schedule for any reason: (a) Customer shall: (i) upon SmartServ's written request, return, purge or destroy all applicable Products and confidential information as described in Section 13 entitled "Confidentiality" below and certify to SmartServ in writing that all such copies have been surrendered or destroyed in accordance with the foregoing and that Customer has ceased using any such Products or Services, except in the event that Customer terminates this MPLSA and/or Schedule for any of the reasons detailed in the source code escrow agreement pursuant to
     Section 10 of this MPLSA; (ii) pay SmartServ any undisputed fees due and owing under this MPLSA and/or any Schedule; and (b) SmartServ shall be relieved of any and all obligations to provide technical support and other Services to Customer. Termination of this MPLSA and/or the affected
     Schedule shall be in addition to and not in lieu of any other legal or equitable remedies.

     11.4 TERMINATION OF SCHEDULES. Each Schedule shall become binding when duly executed by both parties and shall continue thereafter unless terminated as permitted by this MPLSA or the applicable Schedule. Notice of termination of any Schedule shall not be considered notice of termination of this MPLSA.

     11.5 SURVIVAL. Any provision of the Agreement that by its nature should survive termination of the Agreement shall so survive.




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

12.  PROPRIETARY RIGHTS.
     -------------------

     12.1 PROPRIETARY RIGHTS OF CUSTOMER. Customer Content shall remain the sole and exclusive property of Customer, including, without limitation, all copyrights, trademarks, patents, trade secrets and any other intellectual property and proprietary rights therein. Customer Content shall be used solely by Customer and its Authorized Users as described herein and/or indicated on the applicable Schedule. Without limiting the foregoing, Customer hereby grants to SmartServ a non-exclusive, royalty-free license to distribute Customer Content in connection with the Products as necessary to furnish the Products and render the Services to Customer under the Agreement.

     12.2 PROPRIETARY RIGHTS OF SMARTSERV. No title or ownership in and to the Products and Services, or any part thereof, are transferred to Customer under the Agreement, unless otherwise specified in the applicable Schedule. SmartServ shall have and/or retain all right, title and ownership in and to the following: (a) all Products, SmartServ Content, Documentation and Services; (b) all new releases, new versions, improvements, revisions, modifications, upgrades, updates, supplements, fixes, new features, new modules, adaptations, translations, derivative works and other enhancements relating to the Products and/or SmartServ Content including, without limitation, all other software and materials developed, conceived, originated, prepared, generated or furnished by SmartServ under the Agreement, unless otherwise specified in an applicable Schedule; (c) any know-how, methodologies and processes related to the Products and Services; and (d) all copyrights, trademarks, patents, trade secrets and any other intellectual property and proprietary rights in and to any of the foregoing, except for any copyrights, trademarks, patents, trade secrets and other intellectual property or proprietary rights owned by Customer. Subsections (a) through (d) are collectively referred to as the "SmartServ Materials". To the extent, if any, that ownership of the SmartServ
     Materials does not automatically vest in SmartServ by virtue of the Agreement or otherwise, Customer hereby transfers and assigns to SmartServ all right, title and interest, which Customer may have in and to the SmartServ Materials. SmartServ's third party licensors whose material is provided to and/or used by Customer under the Agreement shall have and/or retain all right, title and ownership in their respective material. Customer shall not remove any proprietary notices from the Products or Services to the extent that the parties agree in an applicable Product Schedule that any proprietary notices are to be included on the Products or Services, and shall include such notices on any authorized copies of the Products.

13.  CONFIDENTIALITY.
     ----------------

     13.1 SmartServ agrees not to disclose the identity of Customer as a customer of SmartServ, the existence or nature of the relationship contemplated hereby or the business application for which Customer intends to use the Product, except as required by SmartServ to comply with law, regulation or order of governmental authority, without the prior written consent of Customer, which Customer may withhold in its sole discretion.

     13.2 SmartServ agrees to maintain the confidentiality of all information and materials supplied to SmartServ by Customer or observed by SmartServ, its employees, agents or subcontractors regarding or in the possession of Customer or its Affiliated Entities, including, without limitation, information or materials concerning Customer, its Affiliated Entities, or their respective present, potential or future clients and customers,
     organization,   work,
     know-how, finances, strategies, plans, systems, programs and products. SmartServ agrees not to use any such information or materials except as contemplated by the Agreement for the purposes of the Agreement and not to take any other action inconsistent with the confidential nature of such information and materials. Without limiting the foregoing, SmartServ shall limit access to such information to its employees only on a "need to know" basis. SmartServ agrees that Customer shall have the right to conduct an audit of SmartServ's procedures used to maintain the confidentiality of such information and materials. SmartServ agrees that, either upon learning of, or upon a showing by Customer of, any threatened or actual unauthorized use or disclosure of such information or materials by SmartServ's employees, agents or subcontractors, or in the event of any loss of, or inability to account for, any such information or materials, SmartServ will notify Customer thereof and will cooperate as reasonably requested by Customer to seek appropriate injunctive relief against the applicable employees, agents or subcontractors or otherwise to prevent or curtail such threatened or actual unauthorized use or disclosure, or to recover such information or materials.

     13.3 Customer acknowledges that SmartServ considers the Products, Documentation, and any materials labeled "Confidential" at the time of their delivery to Customer to be confidential. Customer agrees that unless Customer has obtained SmartServ's written waiver, it shall keep such confidential materials confidential and prevent their disclosure to any person other than its Authorized Users and Affiliated Entities and its and their employees, agents, subcontractors or representatives for purposes specifically related to Customer's permitted use of the Product. Such level of protection must be at least equal to that used by Customer to protect its own confidential information.

     13.4 Information shall not be considered confidential to the extent, but only to the extent, that such information: (i) is already rightfully known to the receiving party free of any restriction at the time it is obtained from the other party; (ii) is subsequently rightfully learned from an independent third party free of any restriction and without breach of this or any other agreement; (iii) is or becomes publicly available through no wrongful act of either party; or (iv) is independently developed by one party without reference to any confidential information of the other.

     13.5 Each party acknowledges that the other will suffer irreparable injury and will not have an adequate remedy at law in the event of a breach of the provisions of Sections 13.1, 13.2, or 13.3 of this MPLSA, and therefore the non-breaching party shall be entitled to injunctive relief to restrain any such breach, threatened or actual. The foregoing shall be in addition to and without prejudice to any other rights such non-breaching party may have under the Agreement, at law or in equity.

     13.6 Upon expiration or termination of the Agreement, SmartServ shall return to Customer all of Customer's confidential information including all copies thereof, under its possession or control or under the possession or control of SmartServ's affiliates or at Customer's option, destroy or purge Customer's confidential information, and cause the purging of its affiliates, systems and files of all such confidential information of Customer and SmartServ shall deliver to Customer a written confirmation that such destruction and purging have been carried out.

14.  INFRINGEMENT.
     -------------

     14.1 INTELLECTUAL PROPERTY INFRINGEMENT. SmartServ agrees to hold Customer harmless from, defend and handle at its own expense, any claim or action against Customer, and/or any Affiliated Entity of Customer and their respective directors, officers, employees and agents for actual or alleged infringement, breach, contravention, misuse or misappropriation of any intellectual or industrial property or proprietary right, including, without limitation, trademarks, service marks, patents, copyrights, trade secrets or any similar proprietary rights, based upon the Products, Documentation, or other materials or Services furnished hereunder by SmartServ or based on Customer's and/or Authorized Users use thereof. SmartServ further agrees to indemnify and hold Customer, and any Affiliated Entities of Customer and their respective directors, officers, employees and agents harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees), as incurred, associated with, or arising from, any such claim or action. SmartServ, at its sole cost, shall have the right to conduct the defense of any such claim or action and all negotiations for its settlement or compromise, unless otherwise mutually agreed to in writing; provided, that any such settlement or compromise shall not be made without Customer's consent, such consent not to be unreasonably delayed, withheld or conditioned, and shall include an unconditional release of Customer and the Affiliated Entities of Customer from all liability arising out of or in relation to such action and any transactions or conduct in connection therewith.

     14.2 If any Products, Services, Documentation and/or other materials furnished to Customer become, or in SmartServ's opinion are likely to become, the subject of any such claim or action, then, SmartServ, at its expense, may either: (i) procure for Customer the right to continue using same as contemplated hereunder; (ii) modify same to render same non-infringing (provided such modification does not adversely affect Customer's use as contemplated hereunder); or (iii) replace same with equally suitable, functionally equivalent, compatible, non-infringing product, documentation, materials and/or services. If none of the foregoing are commercially practicable, despite SmartServ using its best efforts, then Customer shall have the right to terminate the Schedule(s) involved and, without limiting its other remedies, shall be entitled to a refund of all payments previously paid with respect to such Product from the date the infringing material was first used by Customer.

     14.3 Customer agrees to hold SmartServ harmless from, defend and handle at its own expense, any claim or action against SmartServ, and/or any Affiliated Entity of SmartServ and their respective directors, officers, employees and agents for actual or alleged infringement, breach, contravention, misuse or misappropriation of any intellectual or industrial property or proprietary right, including, without limitation, trademarks, service marks, patents, copyrights, trade secrets or any similar proprietary rights, based upon the Customer Content. Customer further agrees to indemnify and hold SmartServ, and any Affiliated Entity of SmartServ and their respective directors, officers, employees and agents harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees), as incurred, associated with, or arising from, any such claim or action. Customer, at its sole cost, shall have the right to conduct the defense of any such claim or action and all negotiations for its settlement or compromise, unless otherwise mutually agreed to in writing; provided, that any such settlement or compromise shall not be made without SmartServ's consent, such consent not to be unreasonably delayed, withheld or conditioned, and shall include an unconditional release of SmartServ and its affiliated entities from all liability arising out of or in relation to such action and any transactions or conduct in connection therewith.

15. EXPORT ADMINISTRATION COMPLIANCE. This provision applies only in connection with Customer's use of the Products. The Agreement is made subject to any restrictions concerning the export of the Products or Services from the United States of America or the country in which Customer is located. Customer and its Authorized Users shall comply fully with all relevant export laws and regulations of the United States and any local country, and Customer shall not export, directly or indirectly, the Products including, the Customer Content, Other Content, the SmartServ Content or any other technical data received from SmartServ, or any part thereof, in violation of such laws. Customer shall not export (via electronic means or otherwise), directly or indirectly, any Products, the Customer Content, the Other Content, SmartServ Content, any Services or any technical information acquired from SmartServ under the Agreement to any country for which the United States government or any agency thereof at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from SmartServ and the United States Department of Commerce or authorized agency of the United States government when required by an applicable statute or regulation.

16. NOTICES. All notices required under this MPLSA shall be deemed delivered when hand-delivered to the receiving party, or when mailed, via certified mail, return receipt requested, first class U.S. mail, or when faxed, the next business day, with a hard copy mailed within three (3) days thereafter in the manner set forth above. All notices shall be addressed to the applicable party, as follows:

     If to SmartServ:                   If to Customer:
     ---------------                    --------------

     SmartServ Online, Inc.             Salomon Smith Barney Inc.
     One Station Place                  125 Broad Street, 6th Floor
     Stamford, CT 06902                 New York, NY 10004
     Attn: SVP, Sales and Marketing     Attn:  First Vice President, Technology
     Fax: (203) 353-5962                Contracts Department
                                        Fax:  (212) 801-2755



     With a copy to:
     --------------

     SmartServ Online, Inc.
     One Station Place
     Stamford, CT 06902
     Attn: General Counsel
     Fax: (203) 353-5962

Either party may change the information for receiving notices by providing written notification of the change to the other party in accordance with the terms set forth in this Section 16.

17. ASSIGNMENT; BINDING NATURE. Neither party may assign the Agreement, including any Schedule and/or any rights and/or obligations hereunder, without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that either party may assign the Agreement and/or any of its rights hereunder upon written notice to the other party, but without requiring the consent of the other party, to any affiliated entity of that party, to that party's successor pursuant to a merger, consolidation or sale, or to an entity which acquires all or substantially all of that party's assets or business. The Agreement shall be binding upon and shall inure to the benefit of the parties' respective successors and permitted assigns. Any assignment in violation of the foregoing shall be null and void, and of no force or effect.

18. PUBLIC ANNOUNCEMENTS. Neither party shall use the name or marks of the other party or any likeness thereof or marks similar thereto or refer to or identify the other party in advertising, or publicity releases, promotional or marketing correspondence to others without, in each case, securing the prior written consent of such other party.

19. FORCE MAJEURE. Neither party shall have any liability to the other or to third parties for any failure or delay in performing any obligation under the Agreement due to circumstances beyond its reasonable control including, without limitation, acts of God or nature, actions of the government, fires, floods, strikes, civil disturbances or terrorism or interruptions in power, communications, satellites, the Internet or any other network.

20.  GOVERNING LAW; EXCLUSIVE JURISDICTION.
     --------------------------------------

The Agreement shall be governed by, and construed in accordance with, the laws of the United States and the State of New York (exclusive of any choice of law or other provision that would result in the application of the law of any other jurisdiction) and the parties hereto irrevocably consent to the exclusive jurisdiction of and venue in the applicable federal and/or New York State courts located in the Borough of Manhattan, New York County, State of New York. Application of the United Nations Convention of Contracts for the International Sale of Goods is expressly excluded. The parties agree that the Uniform Computer Information Transactions Act or any version thereof, adopted by any State in any form ("UCITA"), shall not apply to the Agreement, and, to the extent that UCITA is applicable, the parties agree to opt-out of the applicability of UCITA.

21. MISCELLANEOUS. The parties are independent contractors, and each party shall have no right to bind the other. If for any reason a court of competent jurisdiction finds any provision of the Agreement to be unenforceable, that provision shall be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of the Agreement shall continue in full force and effect. Any failure by either party to require strict performance by the other of any provision of the Agreement shall not constitute a waiver of such provision or thereafter affect the party's full rights to require strict performance. The Agreement constitutes the entire agreement between the parties with respect to the subject matter herein, and supersedes and replaces any and all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter. This MPLSA and any Schedule may only be amended by a specific written amendment that references this MPLSA and the affected Schedule, if any, and is signed by authorized representatives of both parties.

                            [signature page follows]

IN WITNESS WHEREOF, the parties have entered into this MPLSA as of the Effective Date.

SMARTSERV ONLINE, INC.                        SALOMON SMITH BARNEY INC.
By:                                           By:


Name:    Sebastian E. Cassetta                Name:    John Wizeman

Title: Chief Executive Officer and Chairman   Title:   Managing Director

Date Signed: November 15, 2001                Date Signed: November 21, 2001



SmartServ Executive Sponsor:                  Customer Executive Sponsor:

/s/ Sebastian E. Cassetta                     /s/ John Wizeman
------------------------------------------    ---------------------------------

SmartServ Primary Business Contact:           Customer Primary Business Contact:

-------------------------------               ------------------------------

                            PRODUCT SCHEDULE GEO-A-1
                            ------------------------

GEO WIRELESS

Upon the parties execution of this Product Schedule GEO-A-1 ("Schedule" or "Product Schedule"), this Product Schedule shall be made a part of, and incorporated into, that certain Master Product License and Services Agreement No. SSOL-CCIB 01 ("MPLSA") with an Effective Date of November 1, 2001, which together with any other applicable Schedules constitute the agreement ("Agreement") between SmartServ Online, Inc. (hereafter "SmartServ") and Salomon Smith Barney Inc. to be known in the future as Citigroup Capital Markets Inc. (hereafter "Customer"). In the event of a conflict between the terms and conditions of this Schedule GEO-A-1 and the MPLSA, the terms of this Schedule shall control to the extent such terms are inconsistent with or supplement the MPLSA.

SECTION 1 - CUSTOMER INFORMATION

--------------------------------------------------------------------------------
Company Name:  Salomon Smith Barney Inc.
--------------------------------------------------------------------------------
Contact: Sean Wingerter, Director Global E-Commerce Content Applications,

 Or Tom Sheridan, Managing Director, Equity Derivatives
--------------------------------------------------------------------------------
Address: 390 Greenwich Street, Third Floor
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City: New York                State: NY        Zip: 10013
--------------------------------------------------------------------------------
Telephone Number:  Sean Wingerter: (212) 723-8627; Tom Sheridan: (212) 723-7378
--------------------------------------------------------------------------------
Facsimile: Sean Wingerter: (212) 723-8627; Tom Sheridan: (212) 723-8732
--------------------------------------------------------------------------------
e-mail address:  sean.p.wingerter@ssmb.com   thomas.j.sheridan@ssmb.com
--------------------------------------------------------------------------------

The parties agree that for the purposes of this Schedule GEO-A-1, the definition of "Customer" shall be limited to Salomon Smith Barney Inc. and its successor entity, and that the definition of "Affiliated Entity of Customer" contained in the MPLSA shall not apply to this Schedule GEO-A-1.

SECTION 2 - TERM OF SCHEDULE.

The term of this Schedule shall commence upon the Effective Date of the Schedule and remain in effect for twenty-four (24) months thereafter, unless terminated earlier in accordance with the terms of the MPLSA or this Schedule, or replaced and/or amended by a successor Product Schedule GEO-A-#.

2.1      Termination of Schedule.
         -----------------------

2.1.1 By SmartServ. For the purposes of this Schedule GEO-A-1 only, notwithstanding anything to the contrary in the MPLSA, at any time, twelve (12) months from the effective date of this Schedule, SmartServ shall have the right to terminate, without cause or liability, Customer's access to and use of the Products and Services, or any part thereof, upon one-hundred eighty (180) days prior written notice to Customer, in the event that the license of Products and Services by SmartServ to Customer, as evidenced by SmartServ financial statements, is not profitable to SmartServ. In the event SmartServ delivers such termination notice to Customer, Customer, during the one-hundred eighty (180) day termination notice period, shall not add or give access to the Products or Services to any additional Authorized Users beyond either (i) the number of Authorized Users using the Product at the time notice of termination is delivered by SmartServ, or (ii) the minimum number of Authorized Users
         (400) as set forth in Section 10.3.3 hereof, whichever is the greater number of Authorized Users. At anytime, on or after the twelfth month from the Effective Date of this Schedule GEO-A-1, SmartServ may give a one-hundred eighty (180) day termination notice to Customer.

2.1.2 By Customer. For the purposes of this Schedule only, Customer expressly waives its right to terminate for convenience pursuant to Section 11.2 of the MPLSA, in connection with this Schedule GEO-A-1, except in accordance with this Section 2.1.2. At any time, on or after the ninth
         (9th) month from the Effective Date of this Schedule GEO-A-1, Customer may give a ninety (90) day termination notice to SmartServ.

SECTION 3 - AUTHORIZED USERS. For purposes of this Schedule, "AUTHORIZED USER" means an employee of Customer who has been entitled by Customer to access the Product and has been assigned a user identification number and password by SmartServ. At Customer's sole discretion, additional types of Authorized Users may be added, but only pursuant to a separate mutually agreed upon successor Product Schedule.

3.1      Authorized User Entitlements.
         -----------------------------

Customer acknowledges, represents and warrants that:

3.1.1    Only Authorized Users shall be granted access to the Product.

3.1.2 Each Authorized User has agreed, in writing, to the compliance requirements imposed by the applicable markets and/or exchanges (collectively, the "EXCHANGES") and each Authorized User has been, prior to using the Product, classified in accordance with the rules and regulations set forth and as amended from time to time by the Exchanges, as a PROFESSIONAL USER. The term "PROFESSIONAL USER" is defined by the respective Exchanges.

3.1.3 Any applicable fees imposed by the Exchanges have been paid in full, or will be paid by Customer in accordance with the fee payment requirements imposed by the Exchanges. To the extent that Customer fails to pay any applicable Exchange fee for an Authorized User, SmartServ may, at SmartServ's discretion, remit such fee to the respective Exchanges, and Customer shall, within thirty (30) calendar days following Customer's receipt of written documentation establishing that SmartServ rightfully and correctly remitted such fee, reimburse the amount remitted by SmartServ for such fee.

3.1.4 Customer acknowledges and agrees that SmartServ is not: (i) providing any investment advice; (ii) executing, accepting or directing any trades for or on behalf of any person or entity; (iii) providing any clearing services; (iv) providing any trade or order confirmation; or
         (v) providing any services that require licensing or registration with the NASD, SEC, or other regulatory body or Exchanges. Customer shall ensure that each of its Authorized Users acknowledges and agrees to the foregoing.

3.1.5 Subsequent to the assignment of ID/Passwords to the Authorized Users by SmartServ, each Authorized User shall be responsible for the use of their passwords and/or login IDs.

3.1.6 Customer has sole control of, and responsibility for, the distribution of and entitlement to access to the Product for its Authorized Users. It is Customer's sole responsibility to ensure that access to the Product is granted only to Authorized Users as defined in this Product Schedule GEO-A-1. Further, Authorized User IDs are not transferable and are for use solely by the individual Authorized User to whom the ID is issued.

3.1.7 Customer will defend and indemnify SmartServ in accordance with the MPLSA for direct damages incurred by SmartServ as a result of Customer's or an Authorized User's noncompliance with or violation of Sections 3.1.2, 3.1.3 of this Product Schedule Geo-A-1 and for Section 3.1.6, above, to the extent that such non-compliance or violation is caused by Customer or its employees.

3.2      ***

SECTION 4 - ***

SECTION 5 - ***

SECTION 6 - TRAINING. SmartServ shall provide training in the use and operation of the Product provided hereunder for all Customer technical or management personnel designated by the Customer's technical or management personnel at a time or times agreeable to both parties. This training shall enable Customer to provide its Authorized Users with the Tier One support specified in Section
4.1.1 of Support Schedule GEO-C-1 (Help Desk).

SECTION 7 - The parties expressly agree that for the purposes of this Product Schedule only, the disclaimer of the Warranty of Fitness for a Particular Purpose contained in Section 7.3 of the MPLSA does not apply.

SECTION 8 - RIGHT TO DISTRIBUTE. SmartServ grants Customer a non-exclusive, non-transferable right to distribute the Product to Authorized Users only: (a) during the term of this Schedule; (b) in connection with Customer's provision to its Authorized User's of wireless access to the Product on Approved Devices; and
(c) for such Authorized Users' use. Customer may distribute the Product under a Customer proprietary brand name. Customer shall be responsible for all provisioning and order fulfillment in connection with distribution of the Product.

                                       ***

SECTION 9 - RECORDS AND REPORTS. Customer shall collect and maintain for each Authorized User complete and accurate Authorized User records for the Product. These records shall include: the date the Product was provided to the Authorized User and the name and contact information of the Authorized User (collectively, "RECORDS"). Such Records shall be owned by Customer, and shall be Confidential Information of Customer for purposes of this Schedule, but shall be subject to audit pursuant to Section 6 Audit Rights of the MPLSA. Customer shall cooperate fully with SmartServ in the event of any request by any Exchange or Exchange-regulating body that requires the disclosure of any Records to such Exchange or Exchange-regulating body.

SECTION 10 - ***

SECTION 11 - ***

SECTION 12 - ***

IN WITNESS WHEREOF, the parties have entered into this Product Schedule GEO-A-1 as of the Effective Date.

SMARTSERV ONLINE, INC.                            SALOMON SMITH BARNEY INC.

By:    /s/ Sebastian Cassetta                     By:    /s/ John Wizeman
       ---------------------------------------           -----------------------
Name:  Sebastian Cassetta                         Name:  John Wizeman
       ---------------------------------------           -----------------------
Title: Chief Executive Officer and Chairman       Title: Managing Director
       ---------------------------------------           -----------------------

                                    EXHIBIT 1

                           TO PRODUCT SCHEDULE GEO-A-1

                                   GEO-SOW- 1

                                       ***

IN WITNESS WHEREOF, the parties have entered into this GEO Statement of Work-1 as of the Effective Date.

SMARTSERV ONLINE, INC.                            SALOMON SMITH BARNEY INC.

By:    /s/ Sebastian Cassetta                     By:    /s/ John Wizeman
       ---------------------------------------           -----------------------
Name:  Sebastian Cassetta                         Name:  John Wizeman
       ---------------------------------------           -----------------------
Title: Chief Executive Officer and Chairman       Title: Managing Director
       ---------------------------------------           -----------------------

                     PROFESSIONAL SERVICES SCHEDULE GEO-B-1
                     --------------------------------------

GEO WIRELESS

Upon SmartServ's execution of this Professional Services Schedule GEO-B-1 ("SCHEDULE" or "PROFESSIONAL SERVICES SCHEDULE"), this Schedule shall be made a part of, and incorporated into, that certain Master Product License and Services Agreement No. SSOL-CCIB 01 ("MPLSA") with an Effective Date of November 1, 2001, which together with any other applicable Schedules and exhibits thereto constitute the agreement ("Agreement") between SmartServ Online, Inc. (hereafter "SmartServ") and Salomon Smith Barney, Inc (to be known in the future as Citigroup Corporate Investment Bank) (hereafter "Customer"). In the event of a conflict between the terms and conditions of this Schedule GEO B-1 and the MPLSA, the terms of this Schedule shall control to the extent such terms are inconsistent with or supplement the MPLSA.

SECTION 1 - CUSTOMER INFORMATION.

--------------------------------------------------------------------------------
Company Name:  Salomon Smith Barney Inc.
--------------------------------------------------------------------------------
Contact: Sean Wingerter, Director Global E-Commerce Content Applications or
Tom Sheridan, Managing Director, Equity Derivatives
--------------------------------------------------------------------------------
Address: 390 Greenwich Street, Third Floor
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City: New York                State: NY        Zip: 10013
--------------------------------------------------------------------------------
Telephone Number:  Sean Wingerter: (212) 723-8627; Tom Sheridan: (212) 723-7378
--------------------------------------------------------------------------------
Facsimile: Sean Wingerter: (212) 723-8627; Tom Sheridan: (212) 723-8732
--------------------------------------------------------------------------------
e-mail address:  sean.p.wingerter@ssmb.com   thomas.j.sheridan@ssmb.com
--------------------------------------------------------------------------------

The parties agree that for the purposes of this Schedule GEO-B-1, the definition of "Customer" shall be limited to Salomon Smith Barney Inc. and its successor entity, and that the definition of "Affiliated Entity of Customer" contained in the MPLSA shall not apply to this Schedule GEO-B-1.

SECTION 2 - TERM OF SCHEDULE. The term of this Schedule shall be coterminous with Product Schedule GEO-A-1 (see Section 2.1 of Schedule GEO-A-1 for term and termination provisions). No modification of this Schedule shall affect the term of this Schedule, unless specifically agreed to by the parties in writing.

SECTION 3 - CUSTOM DEVELOPMENT, IMPLEMENTATION AND INTEGRATION SERVICES.

3.1 Description of Services. With the assistance and cooperation of Customer, SmartServ shall provide customization, implementation and integration services as necessary to configure the Products for initial launch by Customer ("Standard Services"), all as more particularly described in the GEO Statement of Work No. 1, ("GEO-SOW-1"), dated November 1, 2001 which is attached as Exhibit 1 to Product Schedule GEO-A-1 and incorporated herein by reference.

3.2 Fees. SmartServ shall provide the Standard Services at the fees set forth in Attachment A to this Professional Services Schedule GEO-B-1. Any additional custom development, implementation or integration Services ("Additional Services") requested by Customer and approved by SmartServ, as set forth in a separate mutually agreed upon statement of work attached hereto and incorporated herein by reference, shall be billed at the rates set forth in Attachment A to this Schedule GEO-B-1, unless otherwise mutually agreed to by the parties. Such Additional Services may include, but are not limited to, any reconfiguration or other customization services requested after the date of the GEO-SOW-1, performance of other additional testing procedures and any other customization, implementation and integration Services not included as part of the Standard Services.

IN WITNESS WHEREOF, the parties have entered into this Schedule as of the Effective Date above.

SMARTSERV ONLINE, INC.                            SALOMON SMITH BARNEY INC.

By:    /s/ Sebastian Cassetta                     By:    /s/ John Wizeman
       ---------------------------------------           -----------------------
Name:  Sebastian Cassetta                         Name:  John Wizeman
       ---------------------------------------           -----------------------
Title: Chief Executive Officer and Chairman       Title: Managing Director
       ---------------------------------------           -----------------------

Date Signed: November 15, 2001                    Date Signed: November 21, 2001
             ---------------------------------                 -----------------

                                  Attachment A

                    to Professional Services Schedule GEO-B-1

                                       ***

                            SUPPORT SCHEDULE GEO-C-1
                            ------------------------

GEO WIRELESS

This Support Schedule GEO-C-1 ("SCHEDULE" or "SUPPORT SCHEDULE"), shall be made a part of, and incorporated into, that certain Master Product License and Services Agreement No. SSOL-CCIB 01 ("MPLSA") with an Effective Date of November 1, 2001, which together with any other applicable Schedules and exhibits thereto constitute the agreement ("AGREEMENT") between SmartServ Online, Inc. (hereafter "SmartServ") and Salomon Smith Barney, Inc. (to be known in the future as Citigroup Corporate & Investment Bank) (hereafter "Customer"). In the event of a conflict between the terms and conditions of this Schedule GEO-C-1 and the MPLSA, the terms of this Schedule shall control to the extent such terms are inconsistent with or supplement the MPLSA.

SECTION 1 - CUSTOMER INFORMATION.

--------------------------------------------------------------------------------
Company Name:  Salomon Smith Barney Inc.
--------------------------------------------------------------------------------
Contact: Sean Wingerter, Director Global E-Commerce Content Applications,
 or Tom Sheridan, Managing Director, Equity Derivatives
--------------------------------------------------------------------------------
Address: 390 Greenwich Street, Third Floor
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City: New York                State: NY        Zip: 10013
--------------------------------------------------------------------------------
Telephone Number:  Sean Wingerter: (212) 723-8627; Tom Sheridan: (212) 723-7378
--------------------------------------------------------------------------------
Facsimile: Sean Wingerter: (212) 723-8627; Tom Sheridan: (212) 723-8732
--------------------------------------------------------------------------------
e-mail address:  sean.p.wingerter@ssmb.com   thomas.j.sheridan@ssmb.com
--------------------------------------------------------------------------------

The parties agree that for the purposes of this Schedule GEO-C-1, the definition of "Customer" shall be limited to Salomon Smith Barney Inc. and its successor entity, and that the definition of "Affiliated Entity of Customer" contained in the MPLSA shall not apply to this Schedule GEO-C-1.

SECTION 2 - TERM OF SCHEDULE.

The term of this Schedule shall be coterminous with Product Schedule GEO-A-1 of the Agreement. No modification of this Schedule shall affect the term of this Schedule, unless specifically agreed to by the parties in writing.

SECTION 3 - ***

SECTION 4 - SUPPORT SERVICES. During the term of this Schedule, support service responsibilities will be allocated as follows:

4.1      Help Desk.
         ---------

4.1.1 Tier One (1) Support Responsibility. Customer shall provide Tier 1 support for all Authorized Users, which shall include fielding Service Calls (hereinafter defined) and other technical support requests from Authorized Users and providing first-line troubleshooting and issue resolution services.

4.1.2 Tier Two (2) Support Responsibility. SmartServ shall provide Tier 2 technical assistance and consultation for all levels of Severity issues from 7:00 AM-7:00 PM EST/EDT, Monday-Friday, excluding days when the U.S. stock exchanges are closed, for Customer Tier 1 help desk personnel and other Customer technical or management personnel only. SmartServ shall provide Tier 2 technical assistance and consultation at all other hours for Severity 1 Problems only.

         The SmartServ Tier 2 help desk support shall function solely to provide technical support and answer questions of the Customer's Tier 1 or technical representatives, and only on issues that remain unresolved after reasonable efforts to assist the Authorized User by the Customer Tier 1 help desk. SmartServ Tier 2 help desk support shall have no contact with Authorized Users of the Product and shall not be expected nor requested to have contact with Authorized Users. Customer's questions and support inquiries will be responded to depending on the nature and severity of the question/support inquiry in accordance with the Severity Levels as set forth above.

4.2      Account Management.
         ------------------

SmartServ  will  assign  an  account   manager  that  will  be  responsible  for
maintaining the on-going relationship between SmartServ and Customer.

4.3      Software Maintenance.
         --------------------

4.3.1 Service Calls. Customer's calls to SmartServ's Help Desk to make a trouble report ("Service Calls") during the time that SmartServ provides the Services under this Schedule, will be responded to based on the level of severity in accordance with Section 3 above, entitled "Problem Severity Levels."

4.3.2 Changes Requested by Customer. SmartServ may charge Customer, at the rates for professional services set forth in Attachment A to Professional Services Schedule GEO-B-1, for time spent identifying and resolving problems to the extent Service Calls are caused by changes made to the Products as a result of a specific request by Customer to add or change functionality or features which are not produced, marketed and generally made available by SmartServ to other similarly situated SmartServ customers using a Product(s) similar to Customer.

4.3.3 Refinements. SmartServ shall provide Customer with all revisions, new versions and releases, updates, improvements, modifications and additional functionality enhancements to the Products, which are produced and generally made available free of charge by SmartServ to other Customers using similar Products as Customer, at no additional cost to Customer ("Refinements"). If a Refinement is acceptable to Customer, SmartServ shall provide such services as are required, if any, to enable Customer to continue Customer's use of the Products with at least the same functionality as was available prior to installation of the Refinement. If any such Refinement adversely affects Customer's use of the Products, Customer's operations or other systems or processes in the use of the Products, then Customer can reject such Refinement, and SmartServ shall return the Products to the version prior to the attempted Refinement installation. For purposes of this Agreement, a Refinement once incorporated into any Product shall be considered a part thereof for all purposes hereunder.


IN WITNESS WHEREOF, the parties have entered into this Support Schedule GEO-C-1 as of the Effective Date.

SMARTSERV ONLINE, INC.                            SALOMON SMITH BARNEY INC.

By:    /s/ Sebastian Cassetta                     By:    /s/ John Wizeman
       ---------------------------------------           -----------------------
Name:  Sebastian Cassetta                         Name:  John Wizeman
       ---------------------------------------           -----------------------
Title: Chief Executive Officer and Chairman       Title: Managing Director
       ---------------------------------------           -----------------------

                            HOSTING SCHEDULE GEO-D-1
                            ------------------------

GEO WIRELESS

Upon SmartServ's execution of this Hosting Schedule GEO-D-1 ("SCHEDULE" or "HOSTING SCHEDULE"), this Hosting Schedule shall be made a part of, and incorporated into, that certain Master Product License and Services Agreement No. SSOL-CCIB 01 ("MPLSA") with an Effective Date of November 1, 2001 which together with any other applicable Schedules and exhibits thereto constitute the agreement ("AGREEMENT") between SmartServ Online, Inc. (hereafter "SmartServ") and Salomon Smith Barney Inc. (to be known in future as Citigroup Capital Markets Inc.) (hereafter "Customer"). In the event of a conflict between the terms and conditions of this Schedule and the MPLSA, the terms of this Schedule shall control to the extent such terms are inconsistent with or supplement the MPLSA.

SECTION 1 - CUSTOMER INFORMATION.

--------------------------------------------------------------------------------
Company Name:  Salomon Smith Barney Inc.
--------------------------------------------------------------------------------
Contact: Sean Wingerter, Director Global E-Commerce Content Applications,

 or Tom Sheridan, Managing Director, Equity Derivatives
--------------------------------------------------------------------------------
Address: 390 Greenwich Street, Third Floor
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City: New York                State: NY        Zip: 10013
--------------------------------------------------------------------------------
Telephone Number:  Sean Wingerter: (212) 723-8627; Tom Sheridan: (212) 723-7378
--------------------------------------------------------------------------------
Facsimile: Sean Wingerter: (212) 723-8627; Tom Sheridan: (212) 723-8732
--------------------------------------------------------------------------------
e-mail address:  sean.p.wingerter@ssmb.com   thomas.j.sheridan@ssmb.com
--------------------------------------------------------------------------------

The parties agree that for the purposes of this Schedule GEO-D-1, the definition of "Customer" shall be limited to Salomon Smith Barney Inc. and its successor entity, and that the definition of "Affiliated Entity of Customer" contained in the MPLSA shall not apply to this Schedule GEO-D-1.

SECTION 2 - TERM OF SCHEDULE.

The term of this Schedule shall be coterminous with Product Schedule GEO-A-1 of the Agreement (see Section 2.1 of Schedule GEO-A-1 for term and termination provisions). No modification of this Schedule shall affect the term of this Schedule, unless specifically agreed to by the parties in writing.

SECTION 3 - HOSTING SERVICES. During the term of this Schedule, SmartServ shall host the applicable Product, as described more fully in Product Schedule GEO-A-1, for access by Authorized Users, in accordance with the following:

3.1      Dedicated Lines.
         ---------------

3.1.1 Customer shall provide and maintain a dedicated private line from the SmartServ data center to the Customer data center for access by SmartServ to the Customer Content contained in Customer's database ("Customer's Dedicated Line").

3.1.2 SmartServ shall provide and maintain a dedicated private line between the SmartServ data center and GoAmerica, which will serve as a wireless Internet service provider.

 3.2     Uptime Service Commitment.
         -------------------------

The Product shall be available for access by Authorized Users, except for scheduled downtimes and required repairs as detailed in this Section. The Product shall be available at least 99.97 % of the time during prime service hours, which are Monday through Friday 7:00AM until 10:59PM Eastern Standard Time exclusive of Customer holidays ("Prime Service Hours"). The "Uptime Service Commitment" shall be determined by measuring the total number of minutes comprising Prime Service Hours, less the number of minutes during Prime Service Hours that the Products are not available to Authorized Users in any given thirty (30) day period. For the purposes of the Uptime Service Commitment, the Products shall be considered to be unavailable for any period that there is a total outage, meaning that there is a complete failure or unavailability of SmartServ's Hosting Environment. The Uptime Service Commitment shall be measured only within SmartServ's firewall ("SmartServ's Hosting Environment"), as represented by figure "C" in Exhibit 1 attached hereto. The measurement of the Uptime Service Commitment shall not include any failure to access the Product caused by any party other than SmartServ.

In the event that, for any consecutive sixty (60) day period during the term of this Schedule, the Uptime Service Commitment falls below 99.97%, SmartServ shall have ten (10) days from the date of discovery of such failure to provide a plan of action to remedy the situation.

It shall not be deemed to be a failure or unavailability if Customer or any Authorized User is unable to access the Products due to any event beyond the control of SmartServ, including, but not limited to: (i) unavailability due to the failure of any party outside of SmartServ's control, as detailed in Section
7.4 of the MPLSA, including any failure of the Customer's Dedicated Line described in Section 3.1.1, hereof or any other failure on the part of Customer, or (ii) unavailability due to any other causes unrelated to the failure of the Product or SmartServ's Hosting Environment.

3.3      Scheduled Maintenance.
         ---------------------

For the purpose of maintaining the Uptime Service Commitment, scheduled maintenance shall be performed during non-Prime Service Hours at times mutually agreed to the parties. Scheduled downtime will be conducted at SmartServ's discretion, but shall not be scheduled between the hours of 7:00 AM-11:00PM EST/EDT, Monday through Friday, except those days when the U.S. equity markets are closed, or when there is a Customer holiday. However, if agreed to by both parties, scheduled maintenance may be performed during Prime Service Hours. From time to time, SmartServ will schedule and perform, at its own cost, periodic maintenance, and repair checks and services; provided, however, that no such maintenance or checks and services shall disrupt the functioning of the Products and Services. SmartServ shall provide Customer with no less than one (1) week advance notice of such scheduled downtime.

3.4      Disaster Recovery.
         -----------------

SmartServ's Hosting Services will have emergency recovery features for the purpose of preventing service interruptions or outages. SmartServ shall, at all times, have back-up servers and other equipment necessary to enable SmartServ to meet its Uptime Service Commitment and Response Time Commitment (see Section 4 below). SmartServ shall be responsible only for components at its premises and for network components under its control. Customer may request that SmartServ participate in a test of Customer's disaster recovery capability once per year to confirm that SmartServ's system is capable of operating in a disaster recovery mode.

Measurement of compliance with the Uptime Service Commitment shall exclude time during a disaster situation.

SECTION 4 - RESPONSE TIME.

4.1      Response Time Defined.
         ---------------------

"Response Time" means the amount of time in seconds that elapses from the second when a request for information enters into the firewall of SmartServ's Hosting Environment (the "Demarcation Point") at its New York Data Center to the second when that request for information leaves the Demarcation Point to be forwarded to the applicable carrier. (See Demarcation Point, "Figure C" depicted in "End to End Configuration" Exhibit 1 hereto).

The "Average Response Time" is the average measurement of a Response Time for a particular request for information, as measured by SmartServ submitting a request for information [pinging], once every 10 minutes, over a rolling 24-hour period.

4.2      Average Response Time Commitment.
         --------------------------------

4.2.1 As of the effective date of this Schedule, SmartServ represents that it will maintain Average Response Times as follows for the following types of requests for information ("Average Response Time Commitment")

Snap Quote:                .4 sec
Watch List (18 symbols)    .8 sec
News Headline              .8sec
News Text                  1.4sec
Chart Intra-day            2.5sec
Chart 5 day                4sec

SmartServ shall conduct application testing and reporting at the request of, and upon reasonable notice by, Customer.

4.2.2 Customer acknowledges and agrees that SmartServ has not had the opportunity to conduct full Response Time testing which takes into account full usage by Authorized Users, and therefore SmartServ may, at the time that either (i) more than 500 Authorized Users have been entitled to use the Products; or (ii) a material change is made to the SmartServ Hosting Environment, have the right to amend the above Average Response Time Commitment, to reflect more accurately the Average Response Times due to this increased usage or change in architecture. Customer acknowledges and agrees that the Average Response Time Commitment in Section 4.2.1 above applies only when S&P/Comtex is used as the provider of Other Content. SmartServ will make every reasonable effort to keep its Average Response Time Commitment short enough so that the total end-to-end request for information is less than ten (10) seconds. SmartServ does not guarantee and is not liable for the end-to-end response time, but only the Average Response Time Commitment defined above in Section 4.2.1.

4.2.3 In the event that, for any consecutive thirty (30) day period during the term of this Schedule, the Average Response Time Commitment is greater than the times detailed in Section 4.2.1 (or as amended pursuant to Section 4.2.2), Customer shall be entitled to the Usage
         Credit set forth in Section 10.4 of Product Schedule GEO-A-1, and SmartServ shall have ten (10) calendar days from the date of discovery of such failure to remedy the situation.

SECTION 5 - ONGOING MONITORING SERVICES.

5.1 SmartServ will monitor its Hosting Services for the duration of this Hosting Schedule with respect to (i) Uptime Service Commitment; (ii) Average Response Time Commitment; and (iii) intrusion detection.

5.2 SmartServ shall prepare and make available to Customer monthly reports setting forth the results of its monitoring activities pursuant to
         Section 5.1 above. In addition, upon reasonable notice by Customer, with respect to Average Response Time Commitment monitoring, SmartServ shall provide such reports in a file format which shall include (i) the time of completion after the request and the ensuing response, (ii) the type of transaction, and (iii) the Response Time of each transaction.

                            [signature page follows]

IN WITNESS WHEREOF, the parties have entered into this Hosting Schedule GEO-D-1 as of the Effective Date above.

SMARTSERV ONLINE, INC.                            SALOMON SMITH BARNEY INC.

By:    /s/ Sebastian Cassetta                     By:    /s/ John Wizeman
       ---------------------------------------           -----------------------
Name:  Sebastian Cassetta                         Name:  John Wizeman
       ---------------------------------------           -----------------------
Title: Chief Executive Officer and Chairman       Title: Managing Director
       ---------------------------------------           -----------------------

Date Signed: November 15, 2001                    Date Signed: November 21, 2001
             ---------------------------------                 -----------------

                                    EXHIBIT 1

                          (to Hosting Schedule GEO-D-1)

                            END-TO-END CONFIGURATION

                                       ***

                           PRODUCT SCHEDULE PRIME-A-1
                           --------------------------

PRIME WIRELESS

Upon the parties execution of this Product Schedule PRIME-A-1 ("Schedule" or "Product Schedule"), this Product Schedule shall be made a part of, and incorporated into, that certain Master Product License and Services Agreement No. SSOL-CCIB 01 ("MPLSA") with an Effective Date of November 1, 2001, which together with any other applicable Schedules constitute the agreement ("Agreement") between SmartServ Online, Inc. (hereafter "SmartServ") and Salomon Smith Barney Inc. to be known in the future as Citigroup Capital Markets Inc. (hereafter "Customer"). In the event of a conflict between the terms and conditions of this Schedule PRIME-A-1 and the MPLSA, the terms of this Schedule shall control to the extent such terms are inconsistent with or supplement the MPLSA.

SECTION 1 - CUSTOMER INFORMATION

--------------------------------------------------------------------------------
Company Name:  Salomon Smith Barney Inc.
--------------------------------------------------------------------------------
Contact: Jim Martin, Director, Equity Finance

--------------------------------------------------------------------------------
Address: 390 Greenwich Street, Fifth Floor
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
City: New York                State: NY        Zip: 10013
--------------------------------------------------------------------------------
Telephone Number:  Jim Martin: (212) 723-7600
--------------------------------------------------------------------------------
Facsimile: Jim Martin: (212) 723-8826
--------------------------------------------------------------------------------
e-mail address:   james.m.martin@ssmb.com
--------------------------------------------------------------------------------

The parties agree that for the purposes of this Schedule PRIME-A-1, the definition of "Customer" shall be limited to Salomon Smith Barney Inc. and its successor entity, and that the definition of "Affiliated Entity of Customer" contained in the MPLSA shall not apply to this Schedule PRIME-A-1.

SECTION 2 - TERM OF SCHEDULE.

The term of this Schedule shall commence upon the Effective Date of the Schedule and be coterminous with the initial term of Product Schedule GEO A-1, unless terminated earlier in accordance with the terms of the MPLSA or this Schedule, or replaced and/or amended by a successor Product Schedule PRIME-A-#.

2.1      Termination of Schedule.
         -----------------------

         2.1.1 By SmartServ. For the purposes of this Schedule PRIME-A-1 and notwithstanding anything to the contrary in the MPLSA, at any time from twelve (12) months from the effective date of this Schedule, SmartServ shall have the right to terminate, without cause or liability, Customer's access to and use of the Products and Services, or any part thereof, upon one-hundred eighty (180) days prior written notice to Customer, in the event that the license of the Products and Services to Customer by SmartServ, as evidenced by SmartServ financial statements, is not profitable to SmartServ. In the event that SmartServ terminates Product Schedule GEO-A-1 in accordance with the provisions thereof, such termination notice shall also be delivered to the Customer contact specified in Section 1 of this Schedule PRIME-A-1 and such termination notice shall apply concurrently to this Product Schedule PRIME-A-1, except that Customer, during the one-hundred eighty (180) day termination notice period shall not add or give access to the Products or Services to any additional Authorized Users beyond the maximum number of Authorized Users (350) as set forth in Section 3.2 hereof. In the event that Product Schedule GEO-A-1 is terminated, the parties herein may mutually agree to renegotiate this Schedule PRIME A-1 in order to include the GEO functionality at a cost to be agreed upon by the parties.

         2.1.2 By Customer. For the purposes of this Schedule only, Customer expressly waives its right to terminate for convenience pursuant to
         Section 11.2 of the MPLSA, in connection with this Schedule PRIME-A-1, except in accordance with this Section 2.1.2. At any time, on or after the ninth (9th) month from the Effective Date of this Schedule PRIME-A-1, Customer may give a ninety (90) day termination notice to SmartServ. In the event that Schedule GEO-A-1 is terminated by Customer (as identified in Section 1 of the Schedule GEO-A-1), in accordance with the provisions thereof, at any time prior to the termination or expiration of this Schedule PRIME A-1, then this Schedule PRIME A-1 shall terminate concurrently with the termination or expiry of the Schedule GEO-A-1, unless the parties hereto mutually agree to renegotiate this Schedule PRIME A-1 in order to include the GEO functionality at a cost to be agreed upon by the parties.

SECTION 3 - AUTHORIZED USERS. For purposes of this Schedule, "AUTHORIZED USER" means an employee and/or client of Customer who has been entitled by Customer to access the Product and has been assigned a user identification number and password. At Customer's sole discretion, additional types of Authorized Users may be added, but only pursuant to a separate mutually agreed upon successor Product Schedule.

3.1      Authorized User Entitlements.
         -----------------------------

Customer acknowledges, represents and warrants that:

3.1.1    Only Authorized Users shall be granted access to the Product.

3.1.2 Each Authorized User has agreed, in writing, to the compliance requirements imposed by the applicable markets and/or exchanges (collectively, the "EXCHANGES") and each Authorized User has been, prior to using the Product, classified in accordance with the rules and regulations set forth and as amended from time to time by the Exchanges, as a PROFESSIONAL USER. The term "PROFESSIONAL USER" is defined by the respective Exchanges.

3.1.3 Any applicable fees imposed by the Exchanges have been paid in full, or will be paid by Customer in accordance with the fee payment requirements imposed by the Exchanges. To the extent that an Authorized User's applicable Exchange Fee is not paid, SmartServ may, at SmartServ's discretion, remit such fee to the respective Exchanges on behalf of the Authorized User, and Customer shall, within thirty (30) calendar days following Customer's receipt of written documentation establishing that SmartServ rightfully and correctly remitted such fee, reimburse the amount remitted by SmartServ for such fee.

3.1.4 Customer acknowledges and agrees and will ensure that each of its Authorized Users acknowledges and agrees, that neither SmartServ nor its third party content providers are: (i) providing any tax, legal, investment recommendations or advice; (ii) executing, accepting or directing any trades for or on behalf of any person or entity; (iii) providing any clearing services; (iv) providing any trade or order confirmation; or (v) providing any services that require licensing or registration with the NASD, SEC, or other regulatory body or Exchanges; and (vi) that each Authorized User shall not redistribute, decompile or reverse engineer any portion of the Product.

3.1.5 Each Authorized User shall be responsible for the use of their passwords and/or login IDs.

3.1.6 Customer has sole control of, and responsibility for, the distribution of and entitlement to access to the Product for its Authorized Users. It is Customer's sole responsibility to ensure that access to the Product is granted only to Authorized Users as defined in this Product Schedule PRIME-A-1. Further, Authorized User IDs are not transferable and are for use solely by the individual Authorized User to whom the ID is issued.

3.1.7 Customer will defend and indemnify SmartServ in accordance with the MPLSA for direct damages incurred by SmartServ as a result of Customer's or an Authorized User's noncompliance with or violation of Sections 3.1.2, 3.1.3 and/or 3.1.4 of this Product Schedule PRIME-A-1 and for Section 3.1.6, above, to the extent that such non-compliance or violation is caused by Customer or its Authorized Users.

3.2      Number of Authorized Users.

For the purposes of this Schedule only, Customer shall be entitled to provide access to the Product to no more than three hundred and fifty (350) Authorized Users. Access to the Product by any additional Authorized Users may be authorized under a separate successor Product Schedule, by mutual agreement of the parties.

Section 4 ***

4.2 Customer agrees that SmartServ is not required to develop software to be resident on any Approved Device; provided, however, that SmartServ shall be obligated to support such resident software to the extent that such resident software is commercially marketed and publicly available. SmartServ will only support devices that use commercially marketed and publicly available browsers.

4.3      ***

SECTION 5 - DESCRIPTION OF SMARTSERV PRODUCT. For the purpose of this Product Schedule PRIME-A-1, Product shall mean SmartServ's proprietary financial application (the "Product") licensed by Customer for use by Authorized Users as defined herein, subject to the terms of this Schedule and the MPLSA. The Product will be customized for Customer to reflect a unique "look and feel" as agreed to by the parties and specified in Section 12 ("PRIME wireless user interface screen layout") of PRIME-SOW-1. For the purposes of this Product Schedule PRIME-A-1, the term "Customer Content" shall mean the PRIME Customer Content as set forth in the PRIME-SOW-1. SmartServ will provide a front-end and back-end SmartServ interface to enable Authorized Users using Approved Devices the ability to access the Product and Services, which will include the ability to access wirelessly, Customer Content.

5.1      Wireless Access to Customer Content.
         ------------------------------------

5.1.1 Customer shall provide all Customer Content to SmartServ in XML, .txt or such other format as may be mutually agreed to by the parties. Customer acknowledges and agrees that Customer's failure to provide Customer Content in accordance with the foregoing requirements may result in delays or additional charges to be charged in accordance with the rates specified in the Professional Services Schedule GEO-B-1, Customer understands and agrees that SmartServ's ability to render Customer Content to the Approved Devices is dependent upon and subject to, at least in part, Customer's ability to provide the Customer Content in XML or .txt or such other format as may be mutually agreed to by the parties.

5.1.2    ***

5.1.3    ***

5.1.4. The Product will display Customer Content on the Approved Devices as more specifically detailed in the PRIME-SOW-1 attached as Exhibit 1 hereto.

5.2      Wireless Access to Customer Content and Functionality.
         -----------------------------------------------------

The Product will display the Customer Content and function on the Approved Devices as more specifically detailed in the PRIME SOW-1.

SECTION 6 - SUPPORT AND TRAINING. SmartServ shall provide Support Services to Customer as set forth in Support Schedule GEO-C-1. SmartServ shall provide training in the use and operation of the Product provided hereunder for all Customer technical or management personnel designated by the Customer's technical or management personnel at a time or times agreeable to both parties. This training shall enable Customer to provide its Authorized Users with the Tier One support specified in Section 4.1.1 of Support Schedule GEO-C-1 (Help
Desk).

SECTION 7 - The parties expressly agree that for the purposes of this Product Schedule only, the disclaimer of the Warranty of Fitness for a Particular Purpose contained in Section 7.3 of the MPLSA does not apply.

SECTION 8 - RIGHT TO DISTRIBUTE. SmartServ grants Customer a non-exclusive, non-transferable right to distribute the Product to Authorized Users only: (a) during the term of this Schedule; (b) in connection with Customer's provision to its Authorized User's of wireless access to the Product on Approved Devices; and
(c) for such Authorized Users' use. Customer may distribute the Product under a Customer proprietary brand name. Customer shall be responsible for all provisioning and order fulfillment in connection with distribution of the Product.

Nothing contained in the MPLSA or this Schedule shall in any way restrict SmartServ's right to offer or provide Product to third parties under different brand names, excluding the Customer Content and "look and feel" (as depicted in Section 12 of PRIME-SOW-1 entitled "PRIME wireless user interface screen").

SECTION 9 - RECORDS AND REPORTS. Customer shall collect and maintain for each Authorized User complete and accurate Authorized User records for the Product. These records shall include: the date the Product was provided to the Authorized User and the name and contact information of the Authorized User (collectively, "RECORDS"). Such Records shall be owned by Customer, and shall be Confidential Information of Customer for purposes of this Schedule, but shall be subject to audit pursuant to Section 6 Audit Rights of the MPLSA. Customer shall cooperate fully with SmartServ in the event of any request by any Exchange or Exchange-regulating body that requires the disclosure of any Records to such Exchange or Exchange-regulating body.

SECTION 10 -FEES.

10.2     ***

10.4 Credits for GEO Subscriber Fees. The Parties agree that, if feasible, an Average Response Time for PRIME Customer Content will be determined. In the event such a determination is made, the parties will discuss and mutually agree as to the methodology for any credit of an Authorized User's GEO Subscriber Fees for delivery of PRIME content in excess of the Average Response Time Commitment.

SECTION 11  ***

SECTION 12  ***

       o

IN WITNESS WHEREOF, the parties have entered into this Product Schedule PRIME-A-1 as of the Effective Date.

SMARTSERV ONLINE, INC.                            SALOMON SMITH BARNEY INC.

By:    /s/ Sebastian Cassetta                     By:    /s/ John Wizeman
       ---------------------------------------           -----------------------
Name:  Sebastian Cassetta                         Name:  John Wizeman
       ---------------------------------------           -----------------------
Title: Chief Executive Officer and Chairman       Title: Managing Director
       ---------------------------------------           -----------------------

                                    EXHIBIT 1
                          TO PRODUCT SCHEDULE PRIME-A-1

                                  PRIME-SOW- 1

                                       ***


IN WITNESS WHEREOF, the parties have entered into this PRIME Statement of Work as of March ___, 2002.

SMARTSERV ONLINE, INC.                            SALOMON SMITH BARNEY INC.

By:    /s/ Sebastian Cassetta                     By:    /s/ John Wizeman
       ---------------------------------------           -----------------------
Name:  Sebastian Cassetta                         Name:  John Wizeman
       ---------------------------------------           -----------------------
Title: Chief Executive Officer and Chairman       Title: Managing Director
       ---------------------------------------           -----------------------